GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marcia D. Alazraki, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York, a New York corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2014.

/s/ Marcia D. Alazraki
Marcia D. Alazraki
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

Witness:

/s/ Lisa M. Thomas
Name: Lisa M. Thomas

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brian E. Walsh, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York, a New York corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2014.

/s/ Brian E. Walsh
Brian E. Walsh
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

Witness:

/s/ Pricilla A. S.
Name: Pricilla A. S.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey Orr, Chairman of the Board of Great-West Life & Annuity Insurance Company of New York, a New York corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of January, 2014.

/s/ Jeffrey Orr
Jeffrey Orr
Chairman of the Board
Great-West Life & Annuity Insurance Company of New York

Witness:

/s/ Marie Selye
Name: Marie Selye

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Stuart Z. Katz, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York, a New York corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of January, 2014.

/s/ Stuart Z. Katz
Stuart Z. Katz
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

Witness:

/s/ Tonya Stahl
Name: Tonya Stahl

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul Desmarais, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York, a New York corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of January, 2014.

/s/ Paul Demarais, Jr.
Paul Desmarais, Jr.
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

Witness:

/s/ Lucie Thibault
Name: Lucie Thibault

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, André Desmarais, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York, a New York corporation, do hereby constitute and appoint R.G. Schultz and B.A. Byrne, and each of them, as my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of Great-West Life & Annuity Insurance Company of New York on Form N-4 (relating to the new variable annuity contract (registered investment advisor version) to be registered with the Securities and Exchange Commission), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of January, 2014.

/s/ Andrè Demarais
André Desmarais
Member, Board of Directors
Great-West Life & Annuity Insurance Company of New York

Witness:

/s/ Guy Fortin
Name: Guy Fortin